UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2019
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Axonics Modulation Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market

Item 1.01.    Entry into a Material Definitive Agreement.
On November 19, 2019, Axonics Modulation Technologies, Inc. (the “Company”) and certain stockholders of the Company (the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), of which 4,595,000 shares of Common Stock were offered by the Company and 405,000 shares of Common Stock were offered by the Selling Stockholders. The public offering price was $22.00 per share of Common Stock, and the Underwriters agreed to purchase the Common Stock pursuant to the Underwriting Agreement at a price of $20.735 per share of Common Stock. Under the terms of the Underwriting Agreement, the Company also granted to the Underwriters an option, exercisable in whole or in part at any time for a period of 30 days from the date of the Underwriting Agreement, to purchase up to an additional 750,000 shares of Common Stock from the Company at a price of $20.735 per share of Common Stock.
The Offering is being made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-234546), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 18, 2019. A copy of the legal opinion of K&L Gates LLP relating to the legality of the issuance and sale of the shares of Common Stock in the Offering is filed herewith as Exhibit 5.1 hereto.
The net proceeds to the Company from the Offering are expected to be approximately $95.0 million after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, assuming no exercise by the Underwriters of their option to purchase additional shares. The Company will not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholders. The Offering is expected to close on or about November 22, 2019, subject to customary closing conditions.
The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, subject to certain exceptions, the Company, its officers, directors and the Selling Stockholders have agreed not to sell or otherwise dispose of any of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock held by them for a period ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of BofA Securities, Inc. and Barclays Capital Inc.
The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, market conditions, and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 8.01.    Other Events.
On November 19, 2019, the Company issued a press release announcing that it had launched the Offering, and on November 19, 2019, the Company issued a press release announcing that it had priced the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 19, 2019, by and among Axonics Modulation Technologies, Inc., the stockholders named therein, and BofA Securities, Inc. and Barclays Capital Inc.
5.1	Opinion of K&L Gates LLP
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1)
99.1	Press Release of Axonics Modulation Technologies, Inc., dated November 19, 2019
99.2	Press Release of Axonics Modulation Technologies, Inc., dated November 19, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: November 20, 2019	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer